Subsidiaries of Sara Lee Corporation	Exhibit 21

The following is a list of active subsidiary corporations of the Registrant. Subsidiaries that are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such Omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

Business Entity Name	Place of Formation
Unites States Subsidiaries
ARIS (PHILIPPINES), INC.	Delaware

ARIS ISOTONER, INC.	Delaware

ARP I LLC	Delaware

ARP LLC	Delaware

ATLANTA MANUFACTURING, INC.	Texas

BALI FOUNDATIONS, INC.	Delaware

BG MARKETING CORP.	Delaware

BRYAN FOODS, INC.	Delaware

CARIBESOCK, INC.	Delaware

CARIBETEX, INC.	Delaware

CEIBENA DEL, INC.	Delaware

CHAMPION PRODUCTS EXPORT CO.	Delaware

CONTINENTAL COFFEE PRODUCTS COMPANY	Delaware

COOPER SMITH, INC.	Georgia

COUNTRY COMMONS CO.	Illinois

COURTAULDS TEXTILES AMERICA INC.	Delaware

COURTAULDS TEXTILES U.S., INC.	Delaware

DFP Technical, Industrial, Commercial Energy Inc.	Delaware

DJW INCORPORATED	Kentucky

DROSTE USA LTD.	Delaware

EARTHGRAINS BAKING COMPANIES, INC.	Delaware

EARTHGRAINS INTERNATIONAL HOLDINGS, INC.	Delaware

Earthgrains Refrigerated Dough Products, L.P.	Texas

EDEN YARNS, INC.	Delaware

EGBERT LLC	Delaware

EGR CALIFORNIA REGION SUPPORT SERVICES, INC.	California

EGR INTERNATIONAL, INC.	Delaware

EGR Resources, Inc.	Delaware

EGR TEXAS GENERAL PARTNER, LLC	Delaware

EPIC COMPANY, INC.	Delaware

FAC NORTH AMERICA, LLC	Delaware

FAMILY SHOWCASE OF SAVINGS, INC.	North Carolina

GALLO SALAME, INC.	California

HANES DOMINICAN DEL, INC.	Delaware

HANES MENSWEAR, INC.	Delaware

HANES PUERTO RICO, INC.	Delaware

INNER SELF, LLC	Delaware

Subsidiaries of Sara Lee Corporation	Exhibit 21

INTERNATIONAL AFFILIATES & INVESTMENT INC.	Delaware

INTERSTAR, INC.	Florida

J.E. Morgan Knitting Mills, Inc.	Pennsylvania

KIWI BRANDS INC.	Delaware

MARJA BRASSIERE COMPANY, INC.	Texas

METZ BAKING COMPANY (IA)	Iowa

METZ HOLDINGS, INC.	Delaware

MILKY WAY PRODUCTS COMPANY	Delaware

NET APPAREL, L.L.C. f/k/a L’eggs Brands, Inc.	Delaware

NUTRI-METICS INTERNATIONAL (USA) INC.	Delaware

NUTRI-METICS INTERNATIONAL, L.L.C.	Delaware

PAI SUBSIDIARY, INC.	Delaware

PLANAIR, LLC	Delaware

PLAYTEX APPAREL, INC.	Delaware

PLAYTEX DORADO CORPORATION	Delaware

PLAYTEX INDUSTRIES, INC.	Delaware

PLAYTEX MARKETING CORPORATION	Delaware

PROFILLMENT	Delaware

QUIKAVA, INC.	Massachusetts

RICE HOSIERY CORPORATION	North Carolina

SARA LEE - KIWI HOLDINGS, INC.	Delaware

SARA LEE BAKERY GROUP, INC.	Delaware

SARA LEE BUSINESS SERVICE CENTER, L.L.C.	Maryland

SARA LEE CHAMPION EUROPE, INC.	Delaware

SARA LEE COFFEE LLC	Delaware

SARA LEE DISTRIBUTION, INC.	Delaware

SARA LEE EQUITY II, LLC	Delaware

SARA LEE EQUITY, L.L.C.	Delaware

SARA LEE FRANCE, L.L.C.	Delaware

SARA LEE FRENCH FUNDING COMPANY L.L.C	Delaware

SARA LEE FRENCH INVESTMENT COMPANY, L.L.C.	Delaware

SARA LEE FRESH, INC.	Delaware

SARA LEE GLOBAL FINANCE, L.L.C.	Delaware

SARA LEE INTERNATIONAL CORPORATION	Delaware

SARA LEE INTERNATIONAL FINANCE CORPORATION	Delaware

SARA LEE INTERNATIONAL FUNDING COMPANY L.L.C.	Delaware

SARA LEE INTERNATIONAL INVESTMENT, L.L.C.	Delaware

SARA LEE INVESTMENTS, INC.	Delaware

SARA LEE JAPAN LTD a/k/a SARA LEE JAPAN KK CORPORATION	Delaware

SARA LEE LEASING COMPANY	Delaware

SARA LEE REAL ESTATE HOLDING COMPANY, INC.	Delaware

SARA LEE SOCK COMPANY	Delaware

SARA LEE U.K. DEPOSITOR L.L.C.	Delaware

SARA LEE U.K. HOLDINGS, INC.	Delaware

SARA LEE U.K. LEASING, L.L.C.	Delaware

Subsidiaries of Sara Lee Corporation	Exhibit 21

SARA LEE/DE US LLC	Delaware

SARAMAR, L.L.C.	Delaware

SASL HOLDCO L.L.C.	Delaware

SEAMLESS TEXTILES, INC.	Delaware

SL SOURCING, LLC	Delaware

SLC LEASING (NEVADA)—II, INC.	Nevada

SLC LEASING (WYOMING), INC.	Wyoming

SLC TB ACQUISITION, L.L.C.	Delaware

SLE, LLC	Delaware

SLKP ADMINISTRATIVE SERVICES COMPANY, INC.	Delaware

SLKP SALES, INC.	Delaware

SOUTHERN FAMILY FOODS, L.L.C.	Delaware

SPECIALTY BUYING, INC.	Delaware

SPECIALTY INTIMATES INC.	Delaware

SUPERIOR COFFEE & FOODS INC.	Illinois

SUPERIOR TEA AND COFFEE COMPANY	Illinois

SYNERGY ENTERPRISES, INC.	Tennessee

TAILBY-NASON COMPANY, INC.	Delaware

THE FOOD GALLERY LTD.	Illinois

THE HARWOOD COMPANIES, INC.	Delaware

TM ENTERPRISES	North Carolina

UPCR, INC.	Delaware

UPEL, INC.	Delaware

WS REAL ESTATE, LLC	Delaware

International Subsidiaries
2476230 MALTA LIMITED	Malta

3DK Limited	England

A.C.P.(U.K.) Limited	England

A/S BLUMOLLER	Denmark

AB FENOM	Sweden

ABC INDUSTRIE S.A.	France

Actonbarn Limited	England

ADMINISTRADORA DE MARCAS FULLER, S DE RL DE CV	Switzerland

AGEPAL SARL	Luxemburg

Al Ponte Prosciutti S.R.L.	Italy

ALLENDE INTERNACIONAL, S. DE R.L. DE C.V.	Mexico

Amira S.A.R.L.	Tunisia

AOSTE ARGENTINA	Argentina

AOSTE BELGIQUE B.V.	Belgium

AOSTE ESPANA S.A.	Spain

AOSTE EXPORT SNC	France

AOSTE FOOD SERVICE S.A.	France

AOSTE LIBRE SERVICE PRETRANCHE SNC	France

AOSTE HOLDING SNC	France

Subsidiaries of Sara Lee Corporation	Exhibit 21

AOSTE MANAGEMENT S.A.	France

AOSTE SCHINKEN GMBH	Germany

AOSTE SNC	France

AOSTE TRAITEUR SNC	France

APD Chemicals Limited	England

Arabella Pollen Limited	England

Aris Isotoner UK Limited	England

Ashe Chemical Limited	England

Ashe Laboratories Limited	England

Ashe Limited	England

Ashe Pension Trustees Limited	England

AVROY SHLAIN COSMETICS (Namibia) (Pty) Limited	Namibia

Bairns-Wear Limited	England

BALI DOMINICANA INC.	Panama

BALI DOMINICANA TEXTILES, S.A.	Panama

BALIRNY DOUWE EGBERTS, A.S.	Czech Republic

BALLOGRAF BIC AUSTRIA VERTRIEBS GES. MBH	Austria

BAL-MEX, S. DE R.L. DE C.V.	Mexico

BAMA INTERNATIONAL GmbH	Germany

BAMA Polska Sp. z.o.o.	Poland

BARO BESTUURSMAATSCHAPPIJ B.V.	Netherlands

Bath Road Limited	England

BEHEERSMAATSCHAPPIJ BEVEM B.V.	Netherlands

Bel Ami Slovensko spol. s.r.o.	Slovak Republic

BELEGGINGSMAATSCHAPPIJ ARGONA B.V.	Netherlands

Belgian Nur Die Textile Company S.A.	Belgium

Bellinda GmbH Textilvertrieb	Germany

Bellrise Fashions Limited	England

BETKE HOLLANDSCHE EXPORT MAATSCHAPPIJ B.V.	Netherlands

Beverage Dispensing Systems Limited	England

BI BELGIUM b.v.b.a.	Belgium

Bimbo, S.A.	Spain

Bimbo-Martinez Comercial, S.L.	Spain

Bimbo-Produtos Alimentares Socoedade Unipessoal, Limitada	Portugal

BIOTEX BV	Netherlands

Bramblegate Limited	England

BUTTRESS B.V.	Netherlands

C.T. Compagnie S.A.R.L.	France

CAFES A LA CREMA J. MARCILLA CAFE SOLEY S.L.	Spain

CAITLIN FINANCIAL CORPORATION N.V.	Netherlands Antilles

CALIXTE PRODUCTEUR SNC	France

CANADELLE HOLDING CORPORATION LIMITED	Canada

CANADELLE LIMITED PARTNERSHIP	Canada

Subsidiaries of Sara Lee Corporation	Exhibit 21

CARIBBEAN LIQUOR TRADING COMPANY N.V.	Netherlands

CARTEX MANUFACTURERA, S.A.	Costa Rica

Catdes, S.A.	Spain

Cavite Horizons Land Inc.	Philippines

Cavite Horizons Horizons Holding Inc.	Philippines

CAYSOCK, INC.	Cayman Islands

CAYTEX, INC.	Cayman Islands

CAYWEAR, INC.	Cayman Islands

CH LABORATORIES (SALES) LTD.	Ireland

CH LABORATORIES PTY. LTD.	Australia

CH PROPERTY HOLDINGS (NZ) LTD.	New Zealand

CHAMPION PRODUCTS, S. DE R.L. DE C.V.	Mexico

CHARCUTERIES DES HAUTES TERRES S.A.	France

CHOLOMA, INC.	Cayman Islands

Claremont Garments (Holdings) Limited	England

Claremont Garments (Midlands) Limited	England

Claremont Garments (South) Limited	England

Claremont Garments Limited	England

Clutsom-Penn International Limited	England

COCHONOU SNC	France

CODEF FINANCIAL SERVICES CV	Netherlands

COFFEE HOUSE INVESTMENT B V	Netherlands

COFFENCO INTERNATIONAL GMBH	Germany

COFICO N.V.	Netherlands Antilles

Columbus Swimwear Limited	England

COMMANDANT B.V.	Netherlands

Comercializadora de Marcas Fuller S. De R.L. de C.V.	Mexico

CONFECCIONES CHAMPION S. DE R.L. DE C.V.	Mexico

CONFECCIONES LA CALETA	Cayman Islands

CONFECCIONES DE MONCLOVA, S. DE R.L. DE C.V.	Mexico

CONFECCIONES DE MONTERREY, S. DE R.L. DE C.V.	Mexico

CONFECCIONES DE NUEVA ROSITA S. DE R.L. DE C.V.	Mexico

CONFECCIONES EL PEDREGAL S.A. DE C.V.	El Salvador

CONFECCIONES EL PEDREGAL, INC.	Cayman Islands

Confecciones Jiboa Sociedad Anonima de Capital Variable	El Salvador

CONFECCIONES LA HERRADURA S.A. DE C.V.	El Salvador

Confix S.r.l.	Italy

CONGELACION Y CONSERVACION DE ALIMENTOS, S. de R.L. de C.V.	Mexico

CONOPLEX INSURANCE COMPANY	Bermuda

CONTROL INTERNATIONAL INVESTMENTS (CONSECFIN) BV	Netherlands

COOPERATIEVE DOUWE EGBERTS FINANCE U.A.	Netherlands

COOPERATIEVE SARA LEE HOUSEHOLD AND BODY CARE FINANCE U.A.	Netherlands

COSMETIC MANUFACTURERS (IRELAND) LTD.	Ireland

COSMETIC MANUFACTURERS (NZ) LTD.	New Zealand

COSMETIC MANUFACTURERS PTY. LTD.	Australia

Subsidiaries of Sara Lee Corporation	Exhibit 21

Courtaulds C.P.G. (Holdings) Limited	England

Courtaulds Clothing Brands Limited	England

Courtaulds Clothing Lanka (Private) Limited	Sri Lanka

Courtaulds Clothing Limited	England

Courtaulds D.I.Y. Limited	England

Courtaulds Distributors Limited	England

Courtaulds Home Furnishings Limited	England

Courtaulds Intimate Apparel Limited	England

Courtaulds Limited	England

Courtaulds Lingerie (SA) (Pty) Limited	South Africa

Courtaulds LS Limited	Scotland

Courtaulds Outerwear Maroc S.A.	Morocco

Courtaulds Printers Limited	England

Courtaulds Textiles (Holdings) Limited	England

Courtaulds Textiles (Overseas) Limited	England

Courtaulds Textiles Holding S.A.S.	France

Courtaulds Textiles Investments Limited	England

Courtaulds Textiles Limited	England

Courtaulds Textiles Nominees Limited	England

Courtaulds Textiles Retail Limited	England

Courtaulds Textiles Services S.A.	France

Courtaulds Textiles Seven Limited	England

Courtaulds Troyes Manufacture S.A.S.	France

CT CAMPAGNIE	France

CT DIFFUSION SNC	France

D & H Cohen Limited	Scotland

DE FRIESCHE ERVEN B.V.	Netherlands

DFP A.E.	Greece

Douwr Egberts Russbrands	Russian Federation

DE Participations B.V.	Netherlands

DEA (BERMUDA) LIMITED	Bermuda

DECAF B.V.	Netherlands

DECAF KAMPEN B.V.	Netherlands

DECEM B.V.	Netherlands

DECOMA OPERATING B.V.	Netherlands

DECOTRADE AG	Switzerland

DECS GLOBAL NETWORK MEXICANA, S.A. DE C.V.	Mexico

DECS INTERNATIONAL MEXICO, S.A. DE C.V.	Mexico

DEF FINANCE S.N.C.	France

DEF HOLDING S.N.C.	France

DEFACTO B.V.	Netherlands

DEFACTO DEUTSCHLAND GmbH	Germany

Defin C.V.	Netherland Antilles

DEFICO N.V.	Netherlands Antilles

DEJ INTERNATIONAL RESEARCH COMPANY B.V.	Netherlands

Subsidiaries of Sara Lee Corporation	Exhibit 21

DEL CASTILLO TRANSPORTES S.R.L.	Uruguay

DELICATESSEN CORNBY N.V.	Belgium

Derby-Nyla Limited	England

DETREX B.V.	Netherlands

DETREX NEDERLAND B.V.	Netherlands

DEVN Coffee Systems Nederland B.V.	Netherlands

DEVN Tabaaksaatschappis B.V.	Netherlands

DIFAN S.A.M.	Monaco

Dim A/S	Denmark

DIM AB	Sweden

DIM Finance S.A.S.	France

DIM Portugal Lda	Portugal

DIM S.A.	France

DIM-ROSY AG	Switzerland

DOUWE EGBERTS (PORTUGAL) PRODUTOS ALIMENTARES LDA.	Portugal

DOUWE EGBERTS (X) B.V.	Netherlands

DOUWE EGBERTS (Y) B.V.	Netherlands

DOUWE EGBERTS ALPHA B.V.	Netherlands

DOUWE EGBERTS ASIA B.V.	Netherlands

DOUWE EGBERTS CLEARING A.G.	Switzerland

Douwe Egberts Coffee & Tea Consumer Products GmbH	Germany

DOUWE EGBERTS COFFEE CARE B.V.	Netherlands

DOUWE EGBERTS COFFEE DE SUPPLY B.V.	Netherlands

DOUWE EGBERTS COFFEE SYSTEMS	Belgium

DOUWE EGBERTS COFFEE SYSTEMS FRANCE S.N.C.	France

DOUWE EGBERTS COFFEE SYSTEMS GLOBAL NETWORK B.V.	Netherlands

DOUWE EGBERTS COFFEE SYSTEMS GLOBAL KOREA NETWORK	Korea

DOUWE EGBERTS COFFEE SYSTEMS INTERNATIONAL B.V.	Netherlands

Douwe Egberts Coffee Systems Limited	England

DOUWE EGBERTS COFFEE SYSTEMS N.V.	Belgium

DOUWE EGBERTS COFFEE SYSTEMS NEDERLAND B.V.	Netherlands

DOUWE EGBERTS COFFEE SYSTEMS OPERATING B.V.	Netherlands

DOUWE EGBERTS COFFEE TREATMENT & SUPPLY B.V.	Netherlands

DOUWE EGBERTS DIENSTEN B.V.	Netherlands

DOUWE EGBERTS DIENSTEN BV	Netherlands

DOUWE EGBERTS FRANCE S.N.C.	France

DOUWE EGBERTS GLOBAL NETWORKS B.V.	Netherlands

DOUWE EGBERTS GMBH	Germany

DOUWE EGBERTS HOLDINGS B.V.	Netherlands

DOUWE EGBERTS KAFFEE SYSTEME-VERTIEB GmbH	Austria

DOUWE EGBERTS COFFEE SYSTEMS LIMITED	Canada

DOUWE EGBERTS N.V.	Belgium

DOUWE EGBERTS NEDERLAND B.V.	Netherlands

DOUWE EGBERTS RHO BV	Netherlands

DOUWE EGBERTS SIGMA BV	Netherlands

Subsidiaries of Sara Lee Corporation	Exhibit 21

DOUWE EGBERTS TAU BV	Netherlands

Douwe Egberts UK Limited	England

DOUWE EGBERTS VAN NELLE OPERATING B.V.	Netherlands

DOUWE EGBERTS VAN NELLE PARTICIPATIONS B.V.	Netherlands

DOUWE EGBERTS VAN NELLE TABAKSMAATSCHAPPIJ B.V.	Netherlands

DROSTE ADMINISTRATIE MAATSCHAPPIJ B.V.	Netherlands

DROSTE INKOOP MAATSCHAPPIJ B.V.	Netherlands

DUYVIS BV	Netherlands

DUYVIS PRODUCTION BV	Netherlands

Earthgrains European Investments B.V.	Netherlands

Earthgrains European Holdings, C.V.	Netherlands

Edoo GmbH	Austria

Elbeo Meias e Confeccoes Lda	Portugal

Elbeo Vertriebs GmbH	Germany

ELYNA 2 SARL	France

Eurogourmet	France

Euroraulet	France

ESA EPPINGER GMBH	Germany

Essel Tunisie S.a.r.l.	Tunisia

ET.G.Y. S.A.	France

EURAGRAL B.V.	Netherlands

Euro Vita, S.A.S.	France

EuroDough, S.A.S.	France

EuroRol, S.A.S.	France

Fairwind GmbH	Germany

FIHOMIJ B.V.	Netherlands

FINDEGGO INVESTMENTS B.V.	Netherlands

FINDEGGO FINANCE (Germany) B.V.	Netherlands

Filodoro Calze S.P.A.	Italy

Fontane Del Duca S.r.l.	Italy

FORSEI CONSUMER A.E.	Greece

FUJIAN SARA LEE CONSUMER PRODUCTS CO. LTD.	China

FULLER BRANDS B.V.	Netherlands

FULLER COSMETICS S.A. DE C.V.	Mexico

FULLER DO BRAZIL LAR E BELEZA LTDA.	Brazil

GIE G-SEC	France

GODREJ SARA LEE LANKA PVT. LTD.	Sri Lanka

Godrej Sara Lee Ltd.	India

Gossard (Holdings) Limited	England

Gossard Finland OY	Finland

Gossard Limited	England

Gossard S.A.S.	France

GOSSARD TEKSTIL SANAYI VE TICARET LIMITED SIRKETI	Turkey

Gromtex S.A.	Tunisia

HANES BRASIL INDUSTRIA E COMERCIO LTD.	Brazil

Subsidiaries of Sara Lee Corporation	Exhibit 21

HANES CARIBE, INC.	Cayman Islands

HANES CHOLOMA S. DE R.L.	Honduras

HANES DE CENTROAMERICA S.A.	Guatemala

HANES DE EL SALVADOR S.A. DE C.V.	El Salvador

HANES DE HONDURAS S. DE R.L. DE C.V.	Honduras

HANES DOMINICAN, INC.	Cayman Islands

Hanes France S.A.	France

Hanes Italia S.P.A.	Italy

HANES PANAMA, INC.	Panama

HOME SAFE PRODUCTS SDN BHD	Malaysia

HOUSE OF FULLER ARGENTINA	Argentina

HOUSE OF FULLER HOLDINGS S DE RL DE CV	Mexico

HOUSE OF FULLER S DE RL DE CV	Mexico

I. TAS EZN B.V.	Netherlands

IMPERIAL HOLDING N.V.	Belgium

IMPERIAL MEAT PRODUCTS N.V.	Belgium

INDUMENTARIA ANDIAN SOCIEDAD ANONIMA	Argentina

INDUSTRIA TEXTILERA DEL ESTE, S.A. (ITE)	Costa Rica

INDUSTRIAS DE CARNES NOBRE SA	Portugal

INDUSTRIAS DE CONFECCION POLIANDY, S.A.	Costa Rica

INDUSTRIAS EL PORVENIR S. DE R.L.	Honduras

INDUSTRIAS INTERNACIONALES DE SAN PEDRO, S. DE R.L. DE C.V.	Mexico

INMOBILIARIA MECK-MEX, S.A. DE C.V.	Mexico

INTEC B.V.	Netherlands

Intec Proprietaries Limited	England

Inter Food Service Limited	England

International Underwear S.A.R.L.	Morocco

INTERVEND AUTOMATEN B.V.	Netherlands

INTEX DESSOUS GMBH, a branch of Sara Lee Germany GmbH	Germany

Intex Textil-Vertriebsgesellschaft AG	Switzerland

INTRADAL PRODUKTIE B.V.	Netherlands

INTRADAL PRODUKTIE BELGIUM N.V. / S.A.	Belgium

Ipevet Limited	England

ISABELLA (PRIVATE) LTD.	Sri Lanka

Italfil S.A.	Spain

ITESA B.V.	Netherlands

J & J Fashions International Limited	England

J & J Fashions Limited	England

J.E. MORGAN DE HONDURAS, S.A.	Honduras

JACQMOTTE B.V.	Netherlands

JACQMOTTE N.V.	Belgium

Jaffafarm Limited	England

Jaffa-Lux Limited	England

JAMES (ROSCOMMON) LTD.	Ireland

JAMLEE LIMITED	Jamaica

JAMWEAR LIMITED	Jamaica

Subsidiaries of Sara Lee Corporation	Exhibit 21

JASPER HONDURAS, S.A.	Honduras

JASPER-SALVADOR, S.A. DE C.V.	El Salvador

JOGBRA HONDURAS S.A.	Honduras

JUSTIN BRIDOU SNC	France

KAYSER (SOUTH AFRICA) (PTY) LIMITED	South Africa

Kayser Bondor Limited	England

KITCHENS OF SARA LEE SNC	France

Kiwi (EA) Limited	England

KIWI (EAST AFRICA) LIMITED	Kenya

KIWI (MANUFACTURING) SDN BHD	Malaysia

KIWI (NIGERIA) LTD.	Nigeria

KIWI (PI) PTY. LTD.	Australia

KIWI (QUEENSLAND) PTY. LTD.	Australia

KIWI (THAILAND) LIMITED	Thailand

KIWI BRANDS (PRIVATE) LIMITED	Zimbabwe

KIWI BRANDS TIANJIN CO. LTD.	China

Kiwi Caribbean Limited	England

KIWI EUROPEAN HOLDINGS B.V.	Netherlands

Kiwi Health Products Pty Ltd.	Australia

Kiwi Holding SNC	France

Kiwi Overseas Investments Limited	England

KJOPMANSKREDIT A/S	Norway

KOFFIEBRANDERIJ EN THEEHANDEL DE HANZE B.V.	Netherlands

KONINKLIJKE DOUWE EGBERTS B.V.	Netherlands

KORTMAN & SCHULTE B.V.	Netherlands

KORTMAN NEDERLAND B.V.	Netherlands

KRS S.A.R.L.	Tunisia

Laces and Textiles Limited	England

LASSIE B.V.	Netherlands

LAURENTIS BEHEER B.V.	Netherlands

Laurentis UK Limited	England

LEIBER TUNISIE SARL	Tunisia

LES FINES TRANCHES SNC	France

Linnyshaw Insurance Limited	Isle Of Man

LODA B.V.	Netherlands

Lovable Design GmbH	Germany

Lovable Italiana International Limited	England

Macanie (London) Limited	England

MADERO INTERNACIONAL, S. DE R.L. DE C.V.	Mexico

Magellan Industries Limited	England

Magellan Management Limited	England

Mainstream Fashions Limited	England

Manifattura Filodoro S.R.L.	Italy

MANUFACTURERA CEIBENA, S.A. de R.L.	Honduras

MANUFACTURERA DE CARTAGO S.R.L.	Costa Rica

MANUFACTURERA SAN PEDRO SULA, S. DE R.L.	Honduras

Subsidiaries of Sara Lee Corporation	Exhibit 21

MARANDER ASSURANTIE COMPAGNIE B.V.	Netherlands

MARKETING-EN VERKOOPMAATSCHAPPIJ STEGEMAN B.V.	Netherlands

Master Models Limited	England

Meester Stegeman C.V.	Netherlands

MEINDERSMA B.V.	Netherlands

Meridian Limited	England

MERRILD COFFEE SYSTEMS AB	Sweden

MERRILD KAFFE A/S	Denmark

Metrolaboratories Inc.	Philippines

Mexican Trader S.A. de C.V.	Mexico

Moccomat (Leasing) Limited	England

MONCLOVA INTERNACIONAL, S. DE R.L. DE C.V.	Mexico

Mornatex S.A.R.L.	Morocco

N.V. JACQMOTTE S.A.	Belgium

N.V. KORTMAN INTRADAL S.A.	Belgium

Natal Textiles (Proprietary) Limited	South Africa

NATRENA B.V.	Netherlands

NATURCARE JAPAN LTD. f/k/a Nihon Kiwi K.K.	Japan

NAVARADOUR S.A.	France

NED-CF Holdings Limited	England

New Way Packaged Products Limited	England

NICHOLAS PAKISTAN (PVT.) LTD.	Pakistan

Nuage Cosmetics (Pty.) Ltd.	Botswana

Nuage Cosmetics (Botswana) (Pty.) Ltd.	Zambia

Nur Die GmbH	Austria

Nur Die GmbH Textilvertrieb	Germany

NUR DIE TEXTILVERTRIEB GES.M.B.H & CO. KG	Austria

Nutri-Metics (B) Sdn. Bhd.	Brunei

NUTRI-METICS FRANCE SNC	France

NUTRI-METICS HOLDINGS FRANCE SNC	France

NUTRIMETICS INERNATIONAL (THAILAND) LTD.	Thailand

NUTRIMETICS INTERNATIONAL (AUSTRALIA) PTY LTD	Australia

NUTRI-METICS INTERNATIONAL (CANADA) INC.	Canada

NUTRI-METICS INTERNATIONAL (ESPANA) S.A.	Spain

NUTRI-METICS INTERNATIONAL (FRANCE) S.N.C.	France

NUTRI-METICS INTERNATIONAL (GREECE) AE	Greece

NUTRI-METICS INTERNATIONAL (HONG KONG) LIMITED	Hong Kong

NUTRI-METICS INTERNATIONAL (MEXICO) S.A. DE C.V.	Mexico

NUTRI-METICS INTERNATIONAL (NETHERLANDS) PTY LTD	Australia

Nutri-Metics International (NZ) Ltd	New Zealand

NUTRI-METICS INTERNATIONAL (PORTUGAL) LDA.	Portugal

NUTRI-METICS INTERNATIONAL (SOUTH AFRICA) PTY. LTD.	Australia

NUTRI-METICS INTERNATIONAL (THAILAND) LIMTIED	Thailand

Nutri-Metics International (UK) Limited	England

Nutri-Metics International Holdings Pty Limited	Australia

NUTRI-METICS WORLDWIDE MALAYSIA SDN BHD	Malaysia

NUVO ARGENTINA, S.A.	Argentina

Subsidiaries of Sara Lee Corporation	Exhibit 21

NUVO COSMETICOS SA	Uruguay

OPUS CHEMICAL AB	Sweden

Orofil S.R.L.	Italy

P.T. PREMIER VENTURES	Indonesia

P.T. SARA LEE BODY CARE INDONESIA TBK (F/K/A P.T. PRODENTA INDONESIA)	Indonesia

P.T. SARA LEE HOUSEHOLD INDONESIA	Indonesia

P.T. SARA LEE INDONESIA	Indonesia

P.T. SARA LEE TRADING INDONESIA	Indonesia

P.T. SURIA YOZANI INDONESIA	Indonesia

P.T.X. Tunisie S.A.R.L.	Tunisia

Paramount Refrigeration Services Limited	England

PARRY’S TRADING (N.Z.) LIMITED	New Zealand

Penn Philippines Inc	Philippines

PERVEZ INDUSTRIAL COMPANY LTD.	Pakistan

Philippe Matignon France S.A.	France

Pierre Yves Fashion B.V.B.A.	Belgium

Pimad, S.A.	Spain

PLADUS B.V.	Netherlands

PLAYTEX DOMINICANA, S.A.	Dominican Republic

Playtex France S.A.	France

Playtex Investments Europe S.A.	France

Playtex Limited	England

Playtex Trading Limited	England

PLUSTEX B.V.	Netherlands

Porta Blu S.R.L.	Italy

Pretty Polly Pension Trustee Limited	England

Pretty Polly Supplementary Trustee Limited	England

PROBEMEX, S.A. DE C.V.	Mexico

PRODUCT SUPPLIERS A.G.	Switzerland

PRZEDIEBIORSTWO PRIMA SA	Poland

PTX (D.R.) INC.	Cayman Islands

Qualtia Alimentos S. de R.L. de C.V.	Mexico

Qualtia Alimentos Servicios Comerical S. de R.L. de C.V.	Mexico

Qualtia Alimentos Comerical S. de R.L. de C.V.	Mexico

QUESOS LA CAPERUCITA, S.A. DE C.V.	Mexico

R.& W.H.Symington & Co.,Limited	England

R.A.S. Jaffa Foods Limited	England

REDIPRO B.V.	Netherlands

ROGER DE LYON CHARCUTIER S.A.	France

ROGER DE LYON SNC	France

Roger Scott Limited	England

Rosko Textil S.R.L.	Romania

S A T G (Cape Town) (Proprietary) Limited	South Africa

S.N. FIBERS LTD.	Israel

Sagepar S.A.R.L.	France

Santora Kaffee GmbH	Austria

Subsidiaries of Sara Lee Corporation	Exhibit 21

Sara Lee (Ireland) Limited	Ireland

SARA LEE (SOUTH AFRICA) (PTY) LTD.	South Africa

SARA LEE (THAILAND) LIMITED	Thailand

Sara Lee (UK Investments) Limited	England

Sara Lee Acquisition Limited	England

SARA LEE APPAREL (AUSTRALIA) PTY. LTD.	Australia

SARA LEE APPAREL (NZ) LTD	New Zealand

Sara Lee Apparel Ceska Republica, S.R.O.	Czech Republic

Sara Lee Apparel Hungaria Kft.	Hungary

Sara Lee Apparel Polska sp. z.o.o.	Poland

SARA LEE ARGENTINA S.A.	Argentina

SARA LEE AUSTRALIA PTY LTD	Australia

Sara Lee Austria	Austria

SARA LEE BAKERY (AUSTRALIA) PTY. LTD.	Australia

SARA LEE BAKERY IBERIA CORPORATIVA, S.L.	Spain

SARA LEE BAKERY IBERIAN INVESTMENTS, S.L.	Spain

Sara Lee Branded Apparel Espana S.L.	Spain

Sara Lee Branded Apparel Hellas A.E.	Greece

Sara Lee Branded Apparel Italia SpA	Italy

Sara Lee Branded Apparel S.A.	France

SARA LEE BRASIL LTDA.	Brazil

Sara Lee Cafes’ Do Brasil Ltda.	Brazil

SARA LEE CANADA HOLDINGS LIMITED	Nova Scotia

Sara Lee Charcuterie, S.A.	France

SARA LEE CLOTHING COMPANY PTY. LTD.	Australia

SARA LEE COFFEE & TEA (AUSTRALIA) PTY LTD.	Australia

SARA LEE COFFEE & TEA (NZ) LTD.	New Zealand

SARA LEE COFFEE & TEA (THAILAND) LIMITED	Thailand

Sara Lee Kave es Tea Elelmizer Feldogozo Rte	Hungary

SARA LEE COFFEE LUXEMBORG S.A.R.L.	Luxemborg

SARA LEE COFFEE AND TEA (HELLAS) A.E.	Greece

SARA LEE COLUMBIA S.A.	Columbia

SARA LEE COMERCIAL LIMITADA	Chile

SARA LEE DE COSTA RICA, S.A.	Costa Rica

SARA LEE DEUTSCHLAND GmbH	Germany

Sara Lee Europe Direct Marketing S.A.	France

Sara Lee Foods Netherlands B.V.	Netherlands

SARA LEE EXPORT B.V.	Netherlands

SARA LEE EXPORT B.V.	Russian Federation

Sara Lee Finance Luxemborg SARL	Luxemburg

Sara Lee Finance Spain S.L.	Spain

SARA LEE FOOD HOLDINGS PTY. LTD.	Australia

SARA LEE FOODS EUROPE B.V.	Netherlands

Sara Lee France Finance S.A.S.	France

Sara Lee France S.N.C.	France

Subsidiaries of Sara Lee Corporation	Exhibit 21

Sara Lee Germany GmbH	Germany

Sara Lee Group (N.Z.) Ltd.	New Zealand

SARA LEE HOLDING CORPORATION LIMITED	Canada

SARA LEE HOLDINGS (AUSTRALIA) PTY. LTD.	Australia

SARA LEE HOLDINGS (NZ) LTD.	New Zealand

SARA LEE HOLDINGS S.A.	Greece

SARA LEE HONG KONG LIMITED	Hong Kong

SARA LEE HOSIERY CANADA LTD.	Canada

SARA LEE HOUSEHOLD & BODY CARE (AUSTRALIA) PTY LTD.	Australia

SARA LEE HOUSEHOLD & BODY CARE (NZ) LTD.	New Zealand

Sara Lee Household & Body Care France SNC	France

Sara Lee Household & Body Care Nederland B.V.	Netherlands

SARA LEE HOUSEHOLD & BODY CARE SCHWEIZ AG	Switzerland

SARA LEE HOUSEHOLD & BODY CARE SVERIGE AB	Sweden

Sara Lee Household & Body Care UK Limited	England

SARA LEE HOUSEHOLD AND BODY CARE (TURKEY)	Turkey

SARA LEE HOUSEHOLD AND BODY CARE BELGIUM N.V.	Belgium

SARA LEE HOUSEHOLD AND BODY CARE CANADA INC.	Canada

SARA LEE HOUSEHOLD AND BODY CARE DE MEXICO S DE RL DE CV	Mexico

SARA LEE HOUSEHOLD AND BODY CARE DO BRASIL LTDA.	Brazil

SARA LEE HOUSEHOLD AND BODY CARE FRANCE	France

SARA LEE HOUSEHOLD AND BODY CARE INDIA PTY. LTD.	India

Sara Lee Household and Body Care International B.V.	Netherlands

SARA LEE HOUSEHOLD AND BODY CARE ITALY S.p.A.	Italy

SARA LEE HOUSEHOLD AND BODY CARE KENYA LTD.	Kenya

SARA LEE HOUSEHOLD AND BODY CARE LANKA PVT. LTD.	Sri Lanka

SARA LEE HOUSEHOLD AND BODY CARE MALAWI LTD.	Malawi

SARA LEE HOUSEHOLD AND BODY CARE NORGE AS	Norway

Sara Lee Household and Body Care Osterreich GmbH	Austria

SARA LEE HOUSEHOLD AND BODY CARE POLAND Sp.z.o.o.	Poland

SARA LEE HOUSEHOLD AND BODY CARE POLAND Sp.z.o.o.	Portugal

SARA LEE HOUSEHOLD AND BODY CARE RESEARCH B.V.	Netherlands

SARA LEE HOUSEHOLD AND BODY CARE ZAMBIA LTD.	Zambia

SARA LEE HOUSEHOLD AND BODY CARE ZIMBABWE PTE LTD	Zimbabwe

SARA LEE HOUSEHOLD AND BODYCARE (HELLAS) A.E.	Greece

SARA LEE HOUSEHOLD AND BODYCARE HELLAS - INDUSTRY FOR HOUSEHOLD AND BODYCARE PRODUCTS S.A.	Greece

Sara Lee Hungary Kave Estea Kereske delmi Krt	Hungary

Sara Lee Intimates Belux SA	Belgium

Sara Lee Intimates Nederland B.V.	Netherlands

Sara Lee Intimates UK Limited	England

SARA LEE INTIMATES, S. DE R.L.	Honduras

Sara Lee Investments	England

SARA LEE INVESTMENTS GREECE BV	Netherlands

SARA LEE JAPAN LTD	Japan

Sara Lee Knit Products Europe B.V.B.A.	Belgium

SARA LEE KNIT PRODUCTS MEXICO, S.A. DE C.V.	Mexico

Subsidiaries of Sara Lee Corporation	Exhibit 21

SARA LEE MALAYSIA SDN. BHD.	Malaysia

SARA LEE MEXICAN FINANCE S DE RL DE CV	Mexico

Sara Lee Mauritius Holding Pte Ltd.	Mauritius

SARA LEE MEXICANA HOLDINGS, S. DE R.L. DE C.V.	Mexico

SARA LEE MEXICANA, S.A. DE C.V.	Mexico

SARA LEE MODA FEMENINA, S.A. DE C.V.	Mexico

SARA LEE OF CANADA LIMITED PARTNERSHIP	Canada

SARA LEE OF CANADA NS ULC	Canada

SARA LEE PERSONAL PRODUCTS (FIJI) LIMITED	Fiji

SARA LEE PERSONAL PRODUCTS (VENEZUELA) S.A.	Venezuela

Sara Lee Personal Products GmbH	Germany

SARA LEE PHILIPPINES INC.	Philippines

Sara Lee Printables GmbH	Germany

SARA LEE RETIREMENT PTY LTD	Victoria

SARA LEE SINGAPORE PTE. LIMITED	Singapore

SARA LEE SLOVAKIA, s.r.o.	Slovak Republic

SARA LEE SOCK MEXICO, S.A. DE C.V.	Mexico

SARA LEE SOURCING ASIA LIMITED	Hong Kong

SARA LEE SOUTHERN EUROPE, S.L.	Spain

SARA LEE TAIWAN CO., LTD.	Taiwan

SARA LEE PVT TTK LIMITED	India

Sara Lee UK Holdings PLC	England

Sara Lee UK Pension Trustee Limited	England

SARA LEE VENDA DIRETA DO BRASIL LTDA.	Brazil

SARA LEE/DE (CYPRUS) LTD.	Cyprus

SARA LEE/DE N.V. (Singapore office)	Singapore

SARA LEE/DE (SCHWEIZ) AG	Switzerland

SARA LEE/DE ANTILLES N.V.	Netherlands Antilles

SARA LEE/DE BEHEERSMAATSCHAPIJ B.V.	Netherlands

SARA LEE/DE CLEARING BV	Netherlands

Sara Lee/DE Espana S.A.	Spain

SARA LEE/DE FINANCE (ANTILLES) NV	Netherlands Antilles

SARA LEE/DE FINANCE B.V.	Netherlands

SARA LEE/DE FINANCE S.E.P.	Netherlands Antilles

SARA LEE/DE FINANCIERINGSMAATSCHAPPIJ B.V.	Netherlands

SARA LEE/DE FRANCE SNC	France

Sara Lee/DE Holdings (Australia) Pty Ltd	Australia

SARA LEE/DE HOLDING GmbH	Germany

SARA LEE/DE HOLDINGS (SOUTH AFRICA) (PTY.) LIMITED	South Africa

SARA LEE/DE HOLDINGS GMBH	Germany

Sara Lee/DE Holdings Limited	England

SARA LEE/DE HOLDINGS LIMITED	Netherlands

SARA LEE/DE HOUSEHOLD & BODYCARE DO BRASIL LTDA.	Brazil

Subsidiaries of Sara Lee Corporation	Exhibit 21

SARA LEE/DE HUNGARIA KFT.	Hungary

SARA LEE/DE IMMO BELGIUM B.V.B.A.	Belgium

Sara Lee/DE International B.V.	Netherlands

Sara Lee/DE International Finance	England

SARA LEE/DE INVESTMENTS (ANTILLES) NV	Curcao

SARA LEE/DE INVESTMENTS (CYPRUS) LTD.	Cyprus

SARA LEE/DE INVESTMENTS B.V.	Netherlands

SARA LEE/DE N.V.	Netherlands

SARA LEE/DE NORDIC FINANCE K/S	Denmnark

SARA LEE/DE OSTERREICH GMBH	Austria

SARA LEE/DE POLAND SP Z O O	Poland

SARA LEE/DE RT	Hungary

SARA LEE/DE SCANDIC FINANCE K/S	Denmnark

SARA LEE/DE SERVICES BV	Netherlands

SARA LEE/DE TRADING (Antilles) N.V.	Netherlands

SARAMAR EUROPE B.V.	Netherlands

Sarmode S.r.L.	Italy

SATG MANAGEMENT SERVICES (PROPRIETARY) LIMITED	South Africa

SDP RUNGIS S.A.	France

SEC, SNC	France

SERVICIOS ADMINISTRATIVOS SARA LEE, S. de R.L. de C.V.	Mexico

SERVICIOS DE SOPORTE INTMATE APPAREL S.R.L.	Costa Rica

Silkventure Limited	England

SL SOCKS DE HONDURAS S. DE R.L.	Honduras

SLI COMPANIA DE SERVICIOS ADMINISTRATIVOS S.A.	Costa Rica

SLIA DOMINICANA, INC.	Cayman Islands

SLIMLINE (PRIVATE) LIMITED	Sri Lanka

SLKP COMPANIA DE SERVICIOS ADMINISTRATIVOS S.A.	Costa Rica

SM Company Limited	Ireland

SOCIETE BRETONNE D’ANDOUILLES ET ANDOUILLETTES S.A.	France

SOCIETE DE BOYAUX BELLY DE SAS	France

SOCIETE DE LINGERIE INTRIGUE SA	Morocco

SOCIETE DES SALAISONS DE BALANOD SNC	France

SOCIETE D’ETUDE ET DE REALISATION AGRO-ALIMENTAIRE SARL	France

SOCIETE FASHION APPAREL SA	Morocco

SOCIETE INDUSTRIELLE CHELLAH CONFECTION SA “CHELCO”	Morocco

Societe Nouvelle Degoisey S.A.	France

SOCKS DOMINICANA S.A.	Dominican Republic

Soluzioni Win Win S.P.A.	Italy

South African Gossard (Proprietary) Limited	South Africa

Sara Lee Foods Participaties B.V.	Netherlands

SWISS COFFEE CARE B.V.	Netherlands

SWISSGARDE (PTY.) LTD.	South Africa

Swissgarde (Namibia) (Pty.) Ltd.	Namibia

Swissgarde (Kenya) Ltd.	Kenya

Swissgarde (Uganda) Ltd.	Uganda

Swissgarde (Tanzania) Ltd.	Tanzania

Swissgarde (Zambia) (Pty.) Ltd.	Zambia

TAESA, S. DE R.L. DE C.V.	Mexico

Tagco S.a.r.l.	Tunisia

Subsidiaries of Sara Lee Corporation	Exhibit 21

TANA B.V.	Netherlands

TANA CANADA INCORPORATED	Canada

Tana Company U.K. Limited	England

TANA SCHUHPFLEGE AG	Switzerland

Tanamaat Limited	England

Taylor Merrymade Limited	England

TELEC A.G.	Switzerland

Temana International Limited	England

Texlee El Salvador S.A. de C.V.	El Salvador

TEXTILES S&R, S.A.	Costa Rica

THE HARWOOD HONDURAS COMPANIES, S. DE R.L. DE C.V.	Honduras

The Long Eaton Fabric Company (Holdings) Limited	England

The Long Eaton Fabric Company Limited	England

TOMTEN A/S	Norway

TORCITURA FILODORO S.R.L.	Italy

TRADI CHARCUTERIE S.A.	France

TRADI FRANCE S.A.	France

TRICOBEST CESKA REPUBLICA SPOL. R.R.O.	Germany

TRICOBEST HUNGARIA KFT.	Germany

TRICOBEST UKRAINA	Germany

TRICOBEST UKRAINE	Ukraine

Tricot France	France

Tricotbest (Russia)	Russian Federation

Tricotbest B.V.	Netherlands

Tricotbest GmbH	Germany

Tricotbest Slovenko Spol. S.r.o.	Slovak Republic

TRICOTBEST SLOVENSKO SPOL S.R.O.	Slovak Republic

TUXAN SCHUHPFLEGEMITTEL GMBH	Austria

U.F.I.M.A. (Union Francaise d’Industries et de Marques Alimentaries)	France

UNDERWEAR LIMITED	Malta

UNINEX S.A.	Uruguay

Unitas Investments (Proprietary) Limited	South Africa

VALMA B.V.	Netherlands

VAN NELLE HOLDING (GERMANY) GMBH	Germany

VAN NELLE HOLDING FOODSERVICES NEDERLAND B.V.	Netherlands

VLIJMENSE BELEGGING-MAATSCHAPPIJ B.V.	Netherlands

VSE Veiwaltungs GmbH	Germany

Wilkinson & Riddell (Holdings) Limited	England

WM Hutchinson (Yarns) Limited	England

Yarnall Limited	England

Zambesi Finance Limited	England

ZIJLSTRA’S MEUBELFABIEK B.V.	Netherlands

ZWANENBERG DE MEXICO, S.A. DE C.V.	Mexico

V.V. ZWARTE KAT B.V.B.A.	Belgium